SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                              OF THE LISTED FUND

                                 ----------------

                        DWS Commodity Securities Fund


The following is added to the end of the sections entitled "The Fund's Main Investment Strategy" and "The Main Risks of Investing in the Fund -- Tax Risks" in the Fund's prospectus for its Class A, B and C shares, the prospectus for its Class S shares and the prospectus for its Institutional Class shares, each dated October 1, 2005:


Management's view, after consultation with fund counsel, is that the use of the commodities-linked structured notes in which the fund currently invests will produce qualifying income under the Internal Revenue Code. The fund is in the process of seeking a private letter ruling from the Internal Revenue Service to confirm this view. The fund's request for a private letter ruling is substantially similar to recent private letter rulings provided to other fund groups.







                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group






               Please Retain This Supplement for Future Reference


June 9, 2006
DCSF-3601